THE BEAR STEARNS COMPANIES INC.
                                                 -------------------------------
                                                           SEGMENT DATA
                                                           ------------
                                                           (UNAUDITED)
                                                            -----------


                                          Three Months Ended             % Change From               Six Months Ended       % Change
                              -------------------------------------  ---------------------     --------------------------   --------
                                May 31,       May 31,   February 28,  May 31,  February 28,      May 31,       May 31,
                                 2003          2002        2003        2002        2003           2003           2002
                              -----------  -----------  -----------  --------    ---------     -----------    -----------
                                            (In thousands)                                            (In thousands)
NET REVENUES

Capital Markets
     Institutional Equities   $   189,346  $   301,256  $   276,461   (37.1%)      (31.5%)     $   465,807    $   546,742    (14.8%)
     Fixed Income                 765,190      518,610      791,217    47.5%        (3.3%)       1,556,407      1,066,804     45.9%
     Investment Banking           223,439      483,075      187,764   (53.7%)       19.0%          411,203        626,825    (34.4%)
                              -----------  -----------  -----------                            -----------    -----------
  Total Capital Markets         1,177,975    1,302,941    1,255,442    (9.6%)       (6.2%)       2,433,417      2,240,371      8.6%

Global Clearing Services          187,405      201,377      175,778    (6.9%)        6.6%          363,183        406,288    (10.6%)
Wealth Management                 124,405      126,701      115,585    (1.8%)        7.6%          239,990        249,912     (4.0%)
Other (1)                         (27,065)     (23,353)     (31,371)  (15.9%)       13.7%          (58,436)       (49,727)   (17.5%)
                              -----------  -----------  -----------                            -----------    -----------
       Total net revenues     $ 1,462,720  $ 1,607,666  $ 1,515,434    (9.0%)       (3.5%)     $ 2,978,154    $ 2,846,844      4.6%
                              ===========  ===========  ===========                            ===========    ===========


PRE-TAX INCOME

Capital Markets               $   483,971  $   561,143  $   465,919   (13.8%)        3.9%      $   949,890    $   834,736     13.8%
Global Clearing Services           37,798       65,868       52,150   (42.6%)      (27.5%)          89,948        143,100    (37.1%)
Wealth Management                   4,948        8,681        5,719   (43.0%)      (13.5%)          10,667         10,461      2.0%
Other (1)                         (98,587)    (116,240)     (98,589)   15.2%         0.0%         (197,176)      (195,318)    (1.0%)
                              -----------  -----------  -----------                            -----------    -----------
       Total pre-tax income   $   428,130  $   519,452  $   425,199   (17.6%)        0.7%      $   853,329    $   792,979      7.6%
                              ===========  ===========  ===========                            ===========    ===========



(1)Includes consolidation and elimination entries, unallocated revenues (predominantly interest) and certain corporate administrative functions, including certain legal costs and costs related to the Capital Accumulation Plan for Senior Managing Directors ("CAP Plan").

Note: Certain reclassifications have been made to prior period amounts to conform to the current period's presentation.

                                                THE BEAR STEARNS COMPANIES INC.
                                                -------------------------------
                                              CONSOLIDATED STATEMENTS OF INCOME
                                              ---------------------------------
                                                         (UNAUDITED)
                                                         -----------



                                                                     Three Months Ended                        % Change From
                                                      ----------------------------------------------     ---------------------------
                                                          May 31,          May 31,      February 28,       May 31,      February 28,
                                                           2003             2002             2003           2002           2003
                                                      ------------     ------------     ------------     -----------    -----------
                                                       (In thousands, except share and per share data)
REVENUES
    Commissions                                       $    267,682     $    273,078     $    241,915         (2.0%)       10.7%
    Principal transactions                                 809,915          705,791          968,464         14.8%       (16.4%)
    Investment banking                                     212,550          463,818          167,583        (54.2%)       26.8%
    Interest and dividends                                 522,565          584,522          434,159        (10.6%)       20.4%
    Other income                                            37,500           43,195           25,794        (13.2%)       45.4%
                                                      ------------     ------------     ------------
       Total revenues                                    1,850,212        2,070,404        1,837,915        (10.6%)        0.7%
    Interest expense                                       387,492          462,738          322,481        (16.3%)       20.2%
                                                      ------------     ------------     ------------
       Revenues, net of interest expense                 1,462,720        1,607,666        1,515,434         (9.0%)       (3.5%)
                                                      ------------     ------------     ------------

NON-INTEREST EXPENSES
    Employee compensation and benefits                     692,181          713,569          757,889         (3.0%)       (8.7%)
    Floor brokerage, exchange and clearance fees            47,540           48,438           44,680         (1.9%)        6.4%
    Communications and technology                           90,744           93,419           92,740         (2.9%)       (2.2%)
    Occupancy                                               33,088           37,229           34,943        (11.1%)       (5.3%)
    Advertising and market development                      27,507           30,199           25,210         (8.9%)        9.1%
    Professional fees                                       28,995           31,771           28,453         (8.7%)        1.9%
    Other expenses                                         114,535          133,589          106,320        (14.3%)        7.7%
                                                      ------------     ------------     ------------
       Total non-interest expenses                       1,034,590        1,088,214        1,090,235         (4.9%)       (5.1%)
                                                      ------------     ------------     ------------

    Income before provision for income taxes               428,130          519,452          425,199        (17.6%)        0.7%
    Provision for income taxes                             147,719          176,600          150,946        (16.4%)       (2.1%)
                                                      ------------     ------------     ------------
    Net income                                        $    280,411     $    342,852     $    274,253        (18.2%)        2.2%
                                                      ============     ============     ============

    Net income applicable to common shares            $    272,616     $    333,538     $    266,261        (18.3%)        2.4%
                                                      ============     ============     ============
    Adjusted net income used for diluted earnings
       per share (1)                                  $    299,533     $    381,533     $    293,756        (21.5%)        2.0%
                                                      ============     ============     ============

    Basic earnings per share                          $       2.27     $       2.80     $       2.21        (18.9%)        2.7%
                                                      ============     ============     ============
    Diluted earnings per share                        $       2.05     $       2.59     $       2.00        (20.8%)        2.5%
                                                      ============     ============     ============
    Weighted average common shares outstanding:
            Basic                                      128,711,363      133,772,110      129,773,603
                                                      ============     ============     ============
            Diluted                                    146,062,838      147,592,256      147,029,224
                                                      ============     ============     ============

    Cash dividends declared per common share          $       0.17     $       0.15     $       0.17
                                                      ============     ============     ============




(1) Represents net income reduced for preferred stock dividends and increased for costs related to the CAP Plan and the redemption of preferred stock. For earnings per share, the costs related to the CAP Plan (net of tax) are added back as the shares related to the CAP Plan are included in weighted average common shares outstanding.

                                            THE BEAR STEARNS COMPANIES INC.
                                            -------------------------------
                                           CONSOLIDATED STATEMENTS OF INCOME
                                           ---------------------------------
                                                      (UNAUDITED)
                                                      -----------



                                                                             Six Months Ended           % Change
                                                                    -----------------------------      -----------
                                                                        May 31,         May 31,
                                                                         2003            2002
                                                                    ------------     ------------
(In thousands, except share and per share data)
REVENUES
    Commissions                                                     $    509,597     $    537,735         (5.2%)
    Principal transactions                                             1,778,379        1,366,541         30.1%
    Investment banking                                                   380,133          615,712        (38.3%)
    Interest and dividends                                               956,724        1,183,155        (19.1%)
    Other income                                                          63,294           85,405        (25.9%)
                                                                    ------------     ------------
       Total revenues                                                  3,688,127        3,788,548         (2.7%)
    Interest expense                                                     709,973          941,704        (24.6%)
                                                                    ------------     ------------
       Revenues, net of interest expense                               2,978,154        2,846,844          4.6%
                                                                    ------------     ------------

NON-INTEREST EXPENSES
    Employee compensation and benefits                                 1,450,070        1,347,211          7.6%
    Floor brokerage, exchange and clearance fees                          92,220           88,187          4.6%
    Communications and technology                                        183,484          198,092         (7.4%)
    Occupancy                                                             68,031           81,435        (16.5%)
    Advertising and market development                                    52,717           53,723         (1.9%)
    Professional fees                                                     57,448           65,595        (12.4%)
    Other expenses                                                       220,855          219,622          0.6%
                                                                    ------------     ------------
       Total non-interest expenses                                     2,124,825        2,053,865          3.5%
                                                                    ------------     ------------

    Income before provision for income taxes                             853,329          792,979          7.6%
    Provision for income taxes                                           298,665          269,601         10.8%
                                                                    ------------     ------------
    Net income                                                      $    554,664     $    523,378          6.0%
                                                                    ============     ============

    Net income applicable to common shares                          $    538,878     $    504,286          6.9%
                                                                    ============     ============

    Adjusted net income used for diluted earnings per share (1)     $    593,290     $    572,272          3.7%
                                                                    ============     ============

    Basic earnings per share                                        $       4.48     $       4.18          7.2%
                                                                    ============     ============
    Diluted earnings per share                                      $       4.05     $       3.87          4.7%
                                                                    ============     ============
    Weighted average common shares outstanding:
            Basic                                                    129,240,413      134,280,242
                                                                    ============     ============
            Diluted                                                  146,608,993      148,011,523
                                                                    ============     ============

    Cash dividends declared per common share                        $       0.34     $       0.30
                                                                    ============     ============




(1) Represents net income reduced for preferred stock dividends and increased for costs related to the CAP Plan and the redemption of preferred stock. For earnings per share, the costs related to the CAP Plan (net of tax) are added back as the shares related to the CAP Plan are included in weighted average common shares outstanding.

                                                THE BEAR STEARNS COMPANIES INC.
                                                -------------------------------
                                                SELECTED FINANCIAL INFORMATION
                                                ------------------------------
                                                        (UNAUDITED)
                                                        -----------



                                                                                         Three Months Ended
                                                                   -------------------------------------------------------
                                                                         May 31,             February 28,    November 30,
                                                                          2003                 2003              2002
                                                                   -----------------------------------    ----------------
                                                                   (In thousands, except common share data and other data)
Operating Results
-----------------
Revenues, net of interest expense                                   $     1,462,720    $     1,515,434    $     1,127,008
Net income                                                          $       280,411    $       274,253    $       190,549
Net income applicable to common shares                              $       272,616    $       266,261    $       182,359
Adjusted net income used for diluted earnings per share (1)         $       299,533    $       293,756    $       195,268

Financial Position
------------------
Stockholders' equity, at period end                                 $     6,714,397    $     6,529,628    $     6,382,083
Total stockholders' equity and trust issued preferred securities,
     at period end                                                  $     7,276,897    $     7,092,128    $     6,944,583
Total capital, at period end                                        $    33,520,967    $    31,987,917    $    30,625,982

Common Share Data
-----------------
Basic earnings per share                                            $          2.27    $          2.21    $          1.48
Diluted earnings per share                                          $          2.05    $          2.00    $          1.36
Book value per common share, at period end                          $         43.52    $         41.64    $         39.94
Weighted average common shares outstanding:
     Basic                                                              128,711,363        129,773,603        130,133,459
     Diluted                                                            146,062,838        147,029,224        143,798,762
Common shares outstanding, at period end (2)                            146,915,258        146,659,224        145,591,496

Financial Ratios
----------------
Return on average common equity (annualized)                                   19.7%              19.9%              14.5%
Adjusted pre-tax profit margin (3)                                             32.4%              31.2%              26.2%
Pre-tax profit margin (4)                                                      29.3%              28.1%              24.2%
After-tax profit margin (5)                                                    19.2%              18.1%              16.9%
Compensation & benefits/Revenues, net of interest expense                      47.3%              50.0%              50.2%

Other Data (in billions, except employees)
------------------------------------------
Margin debt balances, at period end                                 $          43.4    $          37.3    $          36.7
Margin debt balances, average for period                            $          39.0    $          35.9    $          31.7
Customer short balances, at period end                              $          65.5    $          55.9    $          58.8
Customer short balances, average for period                         $          61.4    $          56.3    $          53.5
Stock borrowed, at period end                                       $          49.8    $          41.6    $          46.2
Stock borrowed, average for period                                  $          48.5    $          45.0    $          43.4
Free credit balances, at period end                                 $          18.6    $          16.7    $          17.1
Free credit balances, average for period                            $          18.8    $          18.4    $          19.8
Assets under management, at period end                              $          24.4    $          23.3    $          24.0
Employees, at period end                                                     10,472             10,506             10,574





                                                                                         Three Months Ended
                                                                   -------------------------------------------------------
                                                                       August 31,            May 31,          February 28,
                                                                          2002                2002               2002
                                                                   -------------------------------------------------------
                                                                   (In thousands, except common share data and other data)

Operating Results
-----------------
Revenues, net of interest expense                                   $     1,154,384    $     1,607,666    $     1,239,178
Net income                                                          $       164,418    $       342,852    $       180,526
Net income applicable to common shares                              $       156,094    $       333,538    $       170,748
Adjusted net income used for diluted earnings per share (1)         $       178,994    $       381,533    $       190,739

Financial Position
------------------
Stockholders' equity, at period end                                 $     5,954,431    $     5,963,258    $     5,760,905
Total stockholders' equity and trust issued preferred securities,
     at period end                                                  $     6,516,931    $     6,525,758    $     6,323,405
Total capital, at period end                                        $    29,567,725    $    31,038,949    $    31,063,625

Common Share Data
-----------------
Basic earnings per share                                            $          1.32    $          2.80    $          1.39
Diluted earnings per share                                          $          1.23    $          2.59    $          1.29
Book value per common share, at period end                          $         38.10    $         37.16    $         34.95
Weighted average common shares outstanding:
     Basic                                                              132,436,184        133,772,110        134,793,949
     Diluted                                                            145,895,494        147,592,256        148,115,050
Common shares outstanding, at period end (2)                            146,478,611        146,873,990        147,040,102

Financial Ratios
----------------
Return on average common equity (annualized)                                   13.3%              29.5%              15.2%
Adjusted pre-tax profit margin (3)                                             24.0%              36.3%              24.9%
Pre-tax profit margin (4)                                                      21.2%              32.3%              22.1%
After-tax profit margin (5)                                                    14.2%              21.3%              14.6%
Compensation & benefits/Revenues, net of interest expense                      51.6%              44.4%              51.1%

Other Data (in billions, except employees)
------------------------------------------
Margin debt balances, at period end                                 $            32.5   $         36.7     $         34.6
Margin debt balances, average for period                            $            33.7   $         35.9     $         35.1
Customer short balances, at period end                              $            52.6   $         55.8     $         54.5
Customer short balances, average for period                         $            52.1   $         56.9     $         55.9
Stock borrowed, at period end                                       $            40.6   $         43.3     $         39.8
Stock borrowed, average for period                                  $            41.9   $         45.4     $         45.6
Free credit balances, at period end                                 $            18.3   $         16.6     $         17.9
Free credit balances, average for period                            $            19.4   $         18.5     $         19.6
Assets under management, at period end                              $            23.2   $         24.8     $         25.8
Employees, at period end                                                       10,493           10,426             10,341








(1) Represents net income reduced for preferred stock dividends and increased for costs related to the CAP Plan and the redemption of preferred stock. For earnings per share, the costs related to the CAP Plan (net of tax) are added back as the shares related to the CAP Plan are included in weighted average common shares outstanding.
(2) Represents shares used to calculate book value per common share. Common shares outstanding include units issued under certain stock compensation plans which will be distributed as shares of common stock.
(3) Represents the ratio of income before both CAP Plan costs and provision for income taxes to revenues, net of interest expense.
(4) Represents the ratio of income before provision for income taxes to revenues, net of interest expense.
(5) Represents the ratio of net income to revenues, net of interest expense.